RELATED PARTIES	12 Months Ended
Dec. 31, 2023
Related Party [Abstract]
RELATED PARTIES	RELATED PARTIES
The Group entered into a Relationship Agreement with Scopia Capital Management LP ("Scopia") on March 24, 2021 (as further amended on July 7, 2022, April 26, 2023, and November 17, 2023, the "Relationship Agreement"). In recognition of Scopia’s ownership of approximately 16.9% of the Group’s shares at March 24, 2021, the Group agreed to appoint Jerome Lande as a Representative Director. Scopia agreed to certain standstill provisions (for example to vote on ordinary course resolutions in accordance with the Board’s recommendation).
The parties amended and restated the Relationship Agreement on July 7, 2022, April 26, 2023, and November 17, 2023, and further agreed that Scopia would not exercise voting rights in excess of 15% of the outstanding shares.
The Relationship Agreement, as amended, terminates upon the earlier of (i) December 31, 2024, (ii) the date on which Scopia publicly discloses that it has ceased to hold directly or indirectly at least 3% of the issued share capital of the Group, or (iii) in certain circumstances, and only in the event that Mr. Lande has resigned from the Board, a specified date to be calculated with reference to the date of the 2024 Annual General Meeting.
Key management compensation is disclosed in Note 5.
The significant subsidiaries included in the consolidated financial statements at December 31, 2023 are disclosed in Note 1.